UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2024
ETSY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 880-3660
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2024, the Board of Directors (the “Board”) of Etsy, Inc. (“Etsy”) approved the Etsy, Inc. 2024 Inducement Plan (the “2024 Inducement Plan”). In accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules, awards under the 2024 Inducement Plan may only be made to an employee commencing employment with Etsy, or being rehired following a bona fide period of non-employment. In either case, the award must be granted in connection with the commencement of employment with Etsy, and provide a material inducement to entering into such employment. The Board has reserved 1,000,000 shares of Etsy’s common stock for issuance under the 2024 Inducement Plan. Any award granted under the 2024 Inducement Plan must be approved by either a majority of Etsy’s “Independent Directors” (as such term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) (“Independent Directors”) or Etsy’s Compensation Committee of the Board, with such committee being comprised solely of Independent Directors, in order to comply with the exemption from the stockholder approval requirement for “inducement grants” provided under Rule 5635(c)(4) of the Nasdaq Listing Rules. Except in respect of eligibility to participate and the number of shares of Etsy’s common stock available for awards, the terms of the 2024 Inducement Plan are generally consistent with the Etsy, Inc. 2024 Equity Incentive Plan.

This description of the 2024 Inducement Plan is qualified in its entirety by reference to the full text of the 2024 Inducement Plan, and the Form of Restricted Stock Unit Agreement to be used thereunder, which are attached hereto as Exhibits 10.1 and 10.2, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Etsy, Inc. 2024 Inducement Plan
10.2	Form of Restricted Stock Unit Agreement under 2024 Inducement Plan
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/ Colin Stretch
Colin Stretch
Chief Legal Officer
Dated: December 16, 2024
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